EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSWUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to Annual Report on Form 10-K/A of Precision Therapeutics Inc. (the “Company”) for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Amendment”), I, Carl Schwartz, Chief Executive Officer, and I, Bob Myers, Chief Financial Officer, of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to our knowledge:

(1)	The Amendment fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	The information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2019

/s/ Carl Schwartz

Carl Schwartz

Chief Executive Officer

(Principal Executive Officer)

/s/ Bob Myers

Bob Myers

Chief Financial Officer

(Principal Financial Officer)